8. LEASES	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
LEASES

The Company purchased a building in Raleigh in 2005 and relocated its headquarters in March 2007. The acquired building resides on land subject to a land lease which renews every five years with the next renewal in 2018. The assumed life of the lease for the land is the expected life of the building. In addition the Bank has entered into non-cancelable operating leases for its Charlotte office expiring in February 2019, its Cary office expiring in June 2019 and its operations center expiring in November 2019. Future minimum lease payments under these leases for the years ending December 31 are as follows:

(In thousands)
2017	$733
2018	760
2019	434
2020	158
2021	158
Thereafter	3,997
Total	$6,240

Total rent expense for the years ended December 31, 2016 and 2015 amounted to $344,000 and $534,000 respectively.